Exhibit 10.1

SUBSCRIPTION AGREEMENT

This subscription agreement (this “Subscription Agreement”) is made as of April 25, 2019, by and among the Investor identified on the signature pages hereto (“Investor”), and Better Choice Company Inc., a Delaware corporation (the “Company”), and the parties hereto agree as follows:

1.	Definitions.

In addition to the words and terms defined elsewhere in this Subscription Agreement, for all purposes of this Subscription Agreement, the following terms have the meanings set forth in this Section 1:

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 3.

“Closing Date” means the earlier to occur of (a) May 10, 2019 and (b) the day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to Closing have been satisfied or waived.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Escrow Agent” means Franklin Synergy Bank.

“Placement Agent” means Canaccord Genuity LLC.

“Registration Rights Agreement” means the Registration Rights Agreement, to be dated the Closing Date, among the Company, the Investor and any additional investors party thereto, substantially in the form attached hereto as Exhibit A.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Transaction Documents” means this Subscription Agreement, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Investor at the Closing in accordance with Section 3 hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to two (2) years from such initial exercise date, substantially in the form attached hereto as Exhibit B.

“Warrant Exercise Price” means $4.25 per share.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants at the Warrant Exercise Price.

2.	Subscription.

(a) The Company has authorized the sale and issuance to the Investor (the “Offering”) of the number of shares of Common Stock set forth on the signature page hereto (the “Shares”) for a purchase price of $3.00 per share and an aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), and at no additional cost a number of Warrants equal to the number of Shares on a one-to-one basis, and the Company desires to issue and sell to Investor the Shares and Warrants in consideration of the payment of the Purchase Price by or on behalf of Investor on or prior to the Closing (as defined below).

(b) At the Closing (as defined in Section 3 below), the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor, upon the terms and conditions set forth herein, the number of Shares and Warrants as determined pursuant to Section 2(a). The Investor acknowledges that the Offering is not being underwritten.

(c) The Company proposes to enter into similar agreements with one or more other investors and expects to complete sales of shares of Common Stock and warrants to purchase Common Stock to them at substantially the same time as the issuance of the Shares and Warrants at the Closing. The Company reserves the right to reject any subscription made hereby, in whole or in part, in its sole discretion.

3.	Closing and Delivery of the Shares and Funds.

(a) On or prior to April 29, 2019, upon the terms and conditions set forth herein, (a) the Investor shall deliver to the Escrow Agent, via wire transfer immediately available funds equal to the Investor’s Purchase Price. On the Closing Date, upon the terms and conditions set forth herein, the Company shall deliver to the Investor the Investor’s Shares and Warrants as determined pursuant to Section 2(a). Upon satisfaction of the covenants and conditions set forth herein, the Closing shall occur at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022, or such other location as the parties shall mutually agree.

(b) At the Closing the Company shall cause the Company’s transfer agent to register in book-entry form the Shares, in the name of the Investor.

4.	Representations, Warranties and Covenants of the Company. The Company acknowledges, represents and warrants to, and agrees with, the Investor that:

(a)     The Company is duly incorporated and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and shareholders is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the issuance and delivery of the Shares and Warrants.

(c) The Shares and Warrant Shares (when issued in accordance with the terms of the Warrants) to be issued and sold by the Company to the Investor under this Subscription Agreement have been duly authorized and the Shares and Warrant Shares (when issued in accordance with the terms of the Warrants) when issued and delivered against payment therefor as provided in this Subscription Agreement, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights.

(d) The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not: (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s Articles of Incorporation, except in the case of clauses (i) and (ii) such breaches, violations, defaults, or conflicts which are not, individually or in the aggregate, reasonably likely to result in a material adverse effect upon the business, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Subscription Agreement.

(e) To the extent offer and sale of the Securities pursuant to this Subscription Agreement is intended to be exempt from registration pursuant to Regulation S promulgated under the Securities Act (as defined below) (“Regulation S”), the Company has not engaged, nor will engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Securities.

5.	Representations, Warranties and Covenants of the Investor. The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

(a) The Investor has full right, power, authority and capacity to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and has taken all necessary corporate action to authorize the execution, delivery and performance of this Subscription Agreement.

(b) The Investor acknowledges its understanding and agreement that the Shares and Warrants are being offered in a transaction not involving any public offering within the Unites States within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the

“Securities Act”), and that the Securities have not been registered under the Securities Act or the securities laws of any other jurisdiction and, unless so registered, may not be sold except in a transaction exempt from or not subject to the registration requirements under the Securities Act.

(c) The Investor acknowledges that each of the Company and the Placement Agent is relying on the Investor’s representations and warranties below in connection with this subscription. The Investor represents and warrants to the Company and the Placement Agent as follows:

i.

The Investor has all requisite power and authority to enter into this Subscription Agreement and perform all obligations required to be performed by the Investor hereunder. The signature on this Subscription Agreement is genuine, and the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms.

ii.

The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act and has completed, executed and delivered to the Company, the Investor Questionnaire in the form attached hereto as Exhibit C. If the Investor is resident in Canada and is subject to applicable securities laws of any jurisdiction of Canada, the Investor is an accredited investor as such term is defined in Section 73.3(1) of the Securities Act (Ontario) or National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), as applicable, and has completed, executed and delivered to the Company, the Canadian Accredited Investor Certificate in the form attached hereto as Exhibit D (and Appendix 1 to Exhibit D, if applicable) indicating that the Investor fits within one of the prospectus exemption categories under the securities laws and regulations in each of the provinces and territories of Canada and all written instruments, rules and orders having the force of law of the securities regulators or regulatory authorities in each of the provinces and territories of Canada (“Canadian Securities Laws”) as set forth therein, and confirms the truth and accuracy of all representations, warranties and covenants made in such certificate as of the date of this Subscription Agreement and as of the Closing Date.

iii.

The Investor realizes that the basis for exemption would not be available if the Offering was part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

iv.

The Investor is acquiring the Securities solely for the Investor’s own beneficial account (and not for the account of others), for investment purposes, and not with a view to, or for resale in connection with, any distribution of such Securities in violation of the Securities Act.

v.

The Investor acknowledges and understands that the Securities may not be resold by the Investor unless such resale is registered under the Securities Act or such resale is effected pursuant to a valid exemption from the registration requirements of the Securities Act.

vi.

The Investor has adequately analyzed the risks of an investment in the Company and the Securities and determined, based upon the Investor’s own judgment, due diligence and advice from any advisor as the Investor has deemed necessary and not upon any view expressed by any other person or entity, that an investment in the Company and the Securities are a suitable investment for the Investor and that the Investor has the financial ability at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the Company and the Securities, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

vii.

The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the Securities (and has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision) and is aware that there are substantial risks incident to the purchase of the Securities.

viii.

The Investor has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company. The Investor has had access to such information concerning the Company and the Securities as it deems necessary to make an informed investment decision concerning the purchase of the Securities.

ix.

In making its investment decision to purchase the Securities, the Investor has relied solely upon independent investigation made by the Investor. The Investor understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Investor has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Investor in connection with the transactions contemplated by this Subscription Agreement.

x.

The Investor is unaware of, and is in no way relying on, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Shares and Warrants and did not become aware of the Offering through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally.

xi.

The Investor hereby acknowledges and agrees that it has received and reviewed the disclosure set forth on Annex I attached hereto a reasonable time prior to the time that the Investor has agreed to purchase the Securities.

xii.

To the extent the offer and sale of the Securities pursuant to this Subscription Agreement is intended to be exempt from registration pursuant to Regulation S, the Investor represents, warrants and agrees that the Investor: (i) is not a U.S. Person, as such term is defined in Regulation S; (ii) is outside the United States at the time the buy order pursuant to this Agreement is originated and this Agreement is executed and delivered; (iii) will not, during the period commencing on the date hereof and ending on the six (6) months anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Compliance Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S; (iv) after the expiration of the Compliance Period, will offer, sell, or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws; and (v) has not engaged in, and prior to the expiration of the Compliance Period will not engage in, any short selling of or any hedging transaction with respect to the Securities in the United States.

(d) The Investor will not sell or otherwise transfer any Securities except pursuant to a registration of the Securities under the Securities Act or in a transaction exempt from, the registration requirements of the Securities Act. In particular, the Investor is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Company covenants that it will use its commercially reasonable efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the US Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated by the Securities and Exchange Commission (or, if the Company is not required to file such reports, it will, upon the request of the Investor, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use commercially reasonable efforts to take such further action as Investor may reasonably request, in each case to the extent required from time to time to enable Investor to sell its Shares without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule. The Investor understands that the Company or its transfer agent may establish procedures for approval of transfers, including transfers sought to be permitted under Rule 144, which may result in delays in desired sales or transfers by Investor.

(e) The Investor understands and agrees that the Securities shall bear substantially the following legend (the “Restrictive Legend”) for as long as such Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER

THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR OTHER AVAILABLE EXEMPTION, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f) If the Investor is resident in Canada and is subject to applicable securities laws of any jurisdiction of Canada, the Investor acknowledges that the Company is not a “reporting issuer” under the securities laws of any province or territory of Canada, the Company has no obligation to become a reporting issuer and there is no guarantee that it will become a reporting issuer in the future. The Investor further acknowledges that as a result of the Company not being a reporting issuer the Securities will be subject to an indefinite “restricted period” under applicable Canadian Securities Laws of 4 months and a day from the later of the Closing Date and the date the Company becomes a reporting issuer under the Canadian Securities Laws of any province or territory of Canada, unless a prospectus is filed in accordance with applicable Canadian Securities Laws qualifying their distribution. The Investor further acknowledges that during such indefinite “restricted period”, the Investor may not trade the Securities under applicable Canadian Securities Laws without filing a prospectus in accordance with such laws or being able to rely on one of the limited exemptions under applicable Canadian Securities Laws. The certificates evidencing the Securities (and any replacement certificate issued prior to the expiration of the applicable hold periods), or ownership statements issued under a direct registration system or other electronic book entry system, which it shall receive will bear a legend referring to such restrictions on resale and neither the Company nor any transfer agent of the Company will register any transfers of such Securities not made in compliance with such restrictions on resale. For purposes of complying with applicable securities laws and National Instrument 45-102 – Resale of Securities, the Investor understands and acknowledges that the certificates evidencing the Securities (and any replacement certificate issued prior to the expiration of the applicable hold periods), or ownership statements issued under a direct registration system or other electronic book entry system, which it shall receive will bear a legend, substantially in the following form (and with the necessary information inserted), referring to such restrictions on resale and neither the Company nor any transfer agent of the Company will register any transfers of such Securities not made in compliance with such restrictions on resale:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [CLOSING DATE] AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

(g) The Investor acknowledges being notified that if the Investor is resident or otherwise subject to the applicable securities legislation of a jurisdiction in Canada: (i) the Company will deliver to the applicable securities regulatory authority or regulator certain personal information pertaining to the Investor, including such Investor’s full name, residential address and telephone number, email address, the number of Securities purchased by such Investor, the total purchase price paid for such Securities, the prospectus and/or registration exemption relied on and the date of distribution of the Securities; (ii) such information is being collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it in securities legislation; (iii) such information is being collected for the purposes of the administration and enforcement of the securities legislation of the local Canadian jurisdiction; and (iv) the Investor may contact the public officials listed on Exhibit E with respect to questions about the security regulatory authority’s or regulator’s indirect collection of such information;

(h) The Investor’s signature page sets forth all securities of the Company held or beneficially owned by such Investor as of the date hereof. Such Investor does not hold or beneficially own any other securities of the Company, except as indicated on the signature page hereto.

6.	Company Lock-Up

During the period commencing on the date of this Subscription Agreement and ending on the date that is thirty (30) days after the effective date of any registration statement to be filed pursuant to the Registration Rights Agreement, the Company will not, without the prior written consent of the Placement Agent, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (collectively, “Lock-Up Securities”), or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Lock-Up Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise. The restrictions set forth in this Section 6 shall not apply to (A) the Shares and Warrants to be sold hereunder, (B) the registration and sale of the Shares in accordance with the terms of the Registration Rights Agreement, (C) upon the exercise of the Warrant, (D) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or granted by the Closing, (E) any shares of Common Stock issued or options, restricted stock or other stock-based awards to purchase Common Stock pursuant to existing incentive plans or employee stock purchase plans, and (F) the issuance or sale of, or entry into an agreement to issue or sell, shares of Common Stock in connection with acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

7.	Conditions to Obligations of the Company and the Investor.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

i.	the accuracy in all material respects on the Closing Date of the representations and warranties of the Investor contained herein;

ii.	the delivery to the Company of the audited financial statements of TruPet LLC;
iii.	the approval by the Board of Directors of the Company of a 2019-2020 Business Plan and Budget prepared by the Company;
iv.	all obligations, covenants and agreements of the Investor required to be performed at or prior to the Closing Date shall have been performed; and
v.	the delivery by the Investor of duly executed copies of the Transactions Documents and delivery to the Company of the Purchase Price.

(b) The obligations of the Investor hereunder in connection with the Closing are subject to the following conditions being met:

i.	the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;
ii.	the delivery to the Investor of the audited financial statements of TruPet LLC;
iii.	all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;
iv.

the delivery by the Company of duly executed copies of the Transactions Documents and evidence, reasonably acceptable to the Investor, that the Shares and Warrants have been issued in book-entry or certificated form, as applicable; and

v.	the delivery of an opinion from Latham & Watkins LLP, counsel to the Company, dated the Closing Date and reasonably satisfactory in form and substance to counsel for the Investor.

8.	Miscellaneous.

(a) Entire Agreement; Modifications. Except as otherwise provided herein, this Subscription Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription Agreement. This Subscription Agreement may be modified only in writing signed by the Company and the Investor.

(b) Counterparts. This Subscription Agreement may be executed in any number of counterparts, all of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may also be made by delivery of a facsimile or e-mail, which shall be deemed an original.

(c) Notices. All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Investor, as applicable, at the address for such recipient listed on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other parties hereto.

(d)      Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that the Placement Agent is an intended third party beneficiary of Section 4 and Section 5 hereof.

(e)     Governing Law. This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof (other than sections 5-1401 and 5-1402 of the General Obligations Laws).

(f) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement effective as of the date first written above.

BETTER CHOICE COMPANY INC.
By:
Name:
Title:
Address:

Email Address:

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement effective as of the date first written above.

INVESTOR:
[investor name]

By:
Name:
Title:
Share Amount:
Purchase Price:
Beneficially Owned Securities of the Company:
Address:

Email Address:

ANNEX I

Regulation D Rule 506 Disclosure

On March 24, 2016, the Securities and Exchange Commission (“SEC”) Division of Corporation Finance, pursuant to delegated authority, granted a waiver to Canaccord Genuity Inc. (“Canaccord”) from the bad actor provisions of Rule 506(d) of Regulation D and Rule 262 of Regulation A under the Securities Act of 1933 (“Securities Act”) that would otherwise apply to Canaccord due to an SEC administrative order issued on the same day. In the administrative order, Canaccord, without admitting or denying any allegations, was ordered to cease and desist from violations of Section 5 of the Securities Act based on the initiation of research coverage for an issuer after Canaccord had been invited by the issuer to participate as an underwriter for a secondary stock offering that was planned for at least one month later. Canaccord also was ordered to pay $407,481 in disgorgement, $42,717 in prejudgment interest and $100,000 in civil money penalties.

Exhibit A

Form of Registration Rights Agreement

Exhibit B

Form of Warrants

Exhibit C

INVESTOR QUESTIONNAIRE

To: Better Choice Company Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the common stock, par value $0.001 per share (the “Securities”), of Better Choice Company Inc., a Delaware corporation (the “Company”). The Securities are being offered and sold by the Company in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities: _________________________________________________

Business Address:______________________________________________________________________

                                                                              (Number and Street)

City: _________________     State: _____     Zip Code: ___________

Telephone Number: _______________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: _________________________

Country/State of formation: _____________________     Approximate Date of formation: __________________

Were you formed for the purpose of investing in the securities being offered? Yes ☐          No ☐

If an individual:

Residence Address: ___________________________________________________________________

                                                                                  (Number and Street)

City: _________________     State: _____     Zip Code: ___________

Telephone Number: _______________________

Age: _________________     Citizenship: _________     Where registered to vote: _______

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Company?      Yes ☐          No ☐

Social Security or Taxpayer Identification No.: ________________

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Company.

☐ (1)

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐ (3)	An insurance company as defined in Section 2(a)(13) of the Securities Act;

☐ (4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ (6)

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ (7)

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐ (9)

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐ (10)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

☐ (11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence);

☐ (12)

A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐ (13)	An executive officer or director of the Company;

☐ (14)

An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1.	During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes ☐                               (If yes, please continue to Question 1.a)

No ☐                                (If no, please continue to Question 2)

a)

If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐                               No ☐

2.	Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes ☐                               (If yes, please continue to Question 2.a)

No ☐                                (If no, please continue to Question 3)

a)

If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐                               No ☐

3.	Are you subject to any final order[1] of any governmental commission, authority, agency or officer[2](2) related to any securities, insurance or banking matter?

Yes ☐                               (If yes, please continue to Question 3.a)

No ☐                                (If no, please continue to Question 4)

a)                                     If your answer to Question 3 was “yes”:

i)

Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes ☐                               No ☐

ii)	Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes ☐                               No ☐

4.	Are you subject to any SEC disciplinary order?[3](3)

Yes ☐                               (If yes, please continue to Question 4.a)

No ☐                                (If no, please continue to Question 5)

a)

If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5.	Are you subject to any SEC cease and desist order entered within the past five years?

Yes ☐                               (If yes, please continue to Question 5.a)

No ☐                                (If no, please continue to Question 6)

a)

If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws[4] or (ii) Section 5 of the Securities Act?

Yes ☐                               No ☐

1 A “final order” is defined under Rule 501(g) as a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for a hearing, and that constitutes a final disposition or action by such federal or state agency.

2You may limit your response to final orders of: (i) state securities commissions (or state agencies/officers that perform a similar function); (ii) state authorities that supervise or examine banks, savings associations or credit unions; (iii) state insurance commissions (or state agencies/officers that perform a similar function); (iv) federal banking agencies; (v) the U.S. Commodity Futures Trading Commission; or (vi) the U.S. National Credit Union Administration.

3 You may limit your response to disciplinary orders issued pursuant to Sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”).

6.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes ☐	(If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)[5]

No ☐	(If no, please continue to Question 7)

7.

Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes ☐                               (If yes, please continue to Question 7.a)

No ☐                                (If no, please continue to Question 8)

a)                                     If your answer to Question 7 was “yes”:

i)	During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes ☐                               No ☐

ii)	Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes ☐                               No ☐

8.	Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes ☐                               No ☐

9.

Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes ☐                               No ☐

10.	In the space provided below, describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

4 Including (but not limited to) Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder.

5 In providing additional information, please explain whether or not the suspension or expulsion resulted from “any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.”

A.	FOR EXECUTION BY AN INDIVIDUAL:

By:

Print Name:

Date

B.     FOR EXECUTION BY AN ENTITY:

Entity Name:
By:
Print Name:
Title:

Date

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:
By:
Print Name:
Title:

Date

Entity Name:
By:
Print Name:
Title:

Date

Exhibit D

CANADIAN ACCREDITED INVESTOR CERTIFICATE

To:           BETTER CHOICE COMPANY INC. (the “Corporation”)

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

Capitalized terms not specifically defined in this Exhibit D have the meanings ascribed to them in the Subscription Agreement to which this Exhibit D is attached.

In connection with the purchase by the undersigned Subscriber of the Purchased Subscription Receipts, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation and the Agents (and acknowledges that the Corporation, the Agents and their respective counsel are relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of one of the Provinces or Territories of Canada;

(b)

the Subscriber is purchasing the Purchased Subscription Receipts as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)

the Subscriber is, and at the Closing Time, will be, an “accredited investor” within the meaning of NI 45-106 or Section 73.3 of the Securities Act (Ontario) on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created or is not used, solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and

(e)	upon execution of this Exhibit D by the Subscriber, including, if applicable, Appendix 1 to this Exhibit D, this Exhibit D shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

NOTE: If you check the box beside paragraphs (j), (k) or (l) below, you must complete and execute Appendix 1 to this Schedule “B”.

(a)a Canadian financial institution, or a Schedule III bank (or in Ontario, a bank listed in Schedule I, II, or III of the Bank Act (Canada));

(b)the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

(e)an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

(e.1) an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(f)the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

(g)a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’”le de Montréal or an intermunicipal management board in Québec;

(h)any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(i)a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)an individual who, either alone or with a spouse, beneficially owns, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

If you check beside paragraph (j) above, you must complete and execute Appendix 1 to this Exhibit D.

(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

(k)an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

If you check beside paragraph (k) above, you must complete and execute Appendix 1 to this Exhibit D.

(l)an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

If you check beside paragraph (l) above, you must complete and execute Appendix 1 to this Exhibit D.

(m)a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(n)an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

(o)an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

(r)a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u)an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

(v)a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

(w)a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiar ies are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

A.	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

B.

“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or credit union league or federation that, in each case, is authorized by an enactment of a statute of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

C.	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

D.	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

E.	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

F.

“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the distribution or trade is actively involved in the business of the issuer;

G.

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

H.

“individual” means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust, or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

I.

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

J.

“person” includes (a) an individual, (b) a corporation, (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and (d) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

K.	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or (ii) liabilities that are secured by financial assets;=

L.	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

M.

“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

N.	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one is a subsidiary of the other, or if each of them is controlled by the same person or company.

In NI 45-106 and except in Part 2 Division 4 of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation and the Agents prior to the Closing Time.

DATED:	SIGNED:

Witness (if Subscriber is an individual)

Print the name of Witness	Print the name of Subscriber

If Subscriber is not an Individual print name and title of Authorized Signing Officer

APPENDIX 1 TO EXHIBIT D
RISK ACKNOWLEDGEMENT CERTIFICATE

Form 45-106F9
Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Subscription Receipts	Issuer: Better Choice Company Inc.
Purchased from: Better Choice Company Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE SUBSCRIBER
2. Risk acknowledgement
This investment is risky. Initial to the right of each category that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $ _________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

•Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

•Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
•Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date: ___________, 2018
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the subscriber with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	E-mail:
Name of firm (if registered):

SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Better Choice Company Inc.

Attention:

Email:

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1. The information in sections 1, 5 and 6 must be completed before the subscriber completes and signs the form.

2. The subscriber must sign this form. Each of the subscriber and the issuer or selling security holder must receive a copy of this form signed by the subscriber. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

Exhibit E

CONTACT INFORMATION – PROVINCIAL AND TERRITORIAL SECURITIES REGULATORY AUTHORITIES

The contact information of the public official in the local jurisdiction who can answer questions about the security regulatory authority’s or regulator’s indirect collection of information is as follows:

Alberta Securities Commission
Suite 600, 250 – 5th Street SW
Calgary, Alberta T2P 0R4
Telephone: (403) 297-6454
Toll free in Canada: 1-877-355-0585
Facsimile: (403) 297-2082

Government of the Northwest Territories
Office of the Superintendent of Securities
P.O. Box 1320
Yellowknife, Northwest Territories X1A 2L9
Attention: Deputy Superintendent, Legal & Enforcement
Telephone: (867) 920-8984
Facsimile: (867) 873-0243

British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia V7Y 1L2
Inquiries: (604) 899-6854
Toll free in Canada: 1-800-373-6393
Facsimile: (604) 899-6581
Email: inquiries@bcsc.bc.ca

Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625
The Manitoba Securities Commission 500 – 400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2548 Toll free in Manitoba 1-800-655-5244 Facsimile: (204) 945-0330	Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

Financial and Consumer Services Commission
(New Brunswick)
85 Charlotte Street, Suite 300
Saint John, New Brunswick E2L 2J2
Telephone: (506) 658-3060
Toll free in Canada: 1-866-933-2222
Facsimile: (506) 658-3059
Email: info@fcnb.ca

Ontario Securities Commission
20 Queen Street West, 22nd Floor
Toronto, Ontario M5H 3S8
Telephone: (416) 593- 8314
Toll free in Canada: 1-877-785-1555
Facsimile: (416) 593-8122
Email: exemptmarketfilings@osc.gov.on.ca
Public official contact regarding indirect collection of
information: Inquiries Officer

Government of Newfoundland and Labrador
Financial Services Regulation Division
P.O. Box 8700
Confederation Building
2nd Floor, West Block
Prince Philip Drive
St. John’s, Newfoundland and Labrador A1B 4J6
Attention: Director of Securities
Telephone: (709) 729-4189
Facsimile: (709) 729-6187

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Financial and Consumer Affairs Authority
of Saskatchewan
Suite 601 - 1919 Saskatchewan Drive
Regina, Saskatchewan S4P 4H2
Telephone: (306) 787-5879
Facsimile: (306) 787-5899

Office of the Superintendent of Securities
Government of Yukon
Department of Community Services
307 Black Street, 1st floor
Box 2703, C-6
Whitehorse, Yukon Y1A 2C6
Telephone: (867) 667-5466
Facsimile: (867) 393-6251
Email:Securities@gov.yk.ca

Autorité des marchés financiers
800, Square Victoria, 22e étage
C.P. 246, Tour de la Bourse
Montréal, Québec H4Z 1G3
Telephone: (514) 395-0337 or 1-877-525-0337
Facsimile: (514) 873-6155
(For filing purposes only)
Facsimile: (514) 864-6381
(For privacy requests only)
Email: financementdessocietes@lautorite.qc.ca
(For corporate finance issuers);
Email: fonds_dinvestissement@lautorite.qc.ca
(For investment fund issuers)